UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2008 (December 26, 2007)

JACKRAY CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-51586	68-0517011
(State or other jurisdiction of	Commission	(I.R.S. Employer
Incorporation or organization)	Fle Number)	Identification No.)

3011 Yamato Rd., A-17
Boca Raton, Florida		33434
(Address of Principal Executive Office)		(Zip Code)

(561) 988-9662
(Issuer's Telephone Number)

______________________________________________________________
(Former name or former address, if changes since last report)

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
       IN FISCAL YEAR

On December 26, 2007 the Company re-incorporated from Colorado to Nevada.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

3.1	Nevada Articles of Incorporation

3.2	By-laws

SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JACKRAY CORPORATION (Registrant)

	By:	/s/ Barry A. Ginsberg
Barry A. Ginsberg, President
Date: September 15, 2008